SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       ----------------------------------


                                  FORM 8-K/A
                                CURRENT REPORT

                                AMENDMENT NO. 1

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): July 20, 1998


                        AMERICAN BANKNOTE CORPORATION
           (Exact Name of Registrant as Specified in its Charter)




           DELAWARE                       1-3410                13-0460520
  (State or Other Jurisdiction         (Commission          (I.R.S. Employer
   of Incorporation or Organization)     File No.)           Identification No.)


      410 PARK AVENUE, NEW YORK, NEW YORK                         10022-4407
    (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (212) 593-5700


                200 PARK AVENUE, NEW YORK, NEW YORK   10166-4999
                 (Former Address, if Changed From Last Report)

   American Banknote Corporation hereby amends the following items, acquisition or disposition of assets, financial statements, exhibits or other portions of its Current Report on Form 8-K dated July 20, 1998, as set forth in the pages attached hereto:

      Item 2.    Acquisition or Disposition of Assets.
      Item 7(b)  Pro Forma Financial Information


Item 2. Acquisition or Disposition of Assets.

     On July 20, 1998, American Bank Note Holographics, Inc. ("ABNH"), until then a wholly owned subsidiary of American Banknote Corporation ("ABN"), consummated the initial public offering (the "Offering") of 13,636,000 shares of ABNH common stock (the "ABNH Common Stock") at a price to the public of $8.50 per share. All of such shares of ABNH Common Stock were offered and sold to the public by ABN, which received net proceeds from such sale, after underwriting discounts and before other expenses, of approximately $107.9 million. Upon consummation of the Offering, ABNH became a public company, listed on the New York Stock Exchange, and ABN no longer owns any ABNH Common Stock.

     On August 27, 1998, ABN announced a cash tender offer (the "Tender Offer") for $70 million of its outstanding 10 3/8% Senior Notes due June 1, 2002 (the "Notes"). The Tender Offer consideration to be paid for each tendered Note is 101% of the principal amount of the Note, plus accrued and unpaid interest. The Tender Offer was made in compliance with Section 5.15 of the indenture pursuant to which the Notes were issued (the "Indenture").

     ABN used $70 million of the net proceeds from the Offering to finance the purchase of the Notes. After giving full effect to the consummation of the Tender Offer, the Company expects to reinvest the remaining excess proceeds in strategic acquisitions or assets in existing lines of business in accordance with the terms of the Indenture. To the extent the excess proceeds or any part thereof are not reinvested, the Company will make an additional offer to purchase the Notes utilizing such proceeds as required by the Indenture.

     On August 27, 1998, the date of the Tender Offer for the Notes, the Company issued the press release attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(b) Pro Forma Financial Information.

     Unaudited Pro Forma Condensed Consolidated Financial Information

     The unaudited pro forma condensed consolidated balance sheet as of June 30, 1998 includes the historical accounts of the Company and ABNH and gives effect to the Offering and the purchase of $70 million of Notes pursuant to the Indenture and the Tender Offer, in each case as if it had occurred on June 30, 1998. The unaudited pro forma condensed consolidated statements of operations of the Company for the year ended December 31, 1997 and the six months ended June 30, 1998 include the historical operations of the Company and ABNH, and gives effect to the Offering and the purchase of $70 million of Notes pursuant to the Indenture and the Tender Offer, in each case as if it had occurred at the beginning of the periods indicated.

     ABN used $70 million of the net proceeds from the Offering to finance the purchase of the Notes. After giving full effect to the consummation of the Tender Offer, the Company expects to reinvest the remaining excess proceeds in strategic acquisitions or assets in existing lines of business in accordance with the terms of the Indenture. To the extent the excess proceeds or any part thereof are not reinvested, the Company will make an additional offer to purchase the Notes utilizing such proceeds as required by the Indenture.

     The unaudited pro forma condensed consolidated financial information, which has been prepared by the Company's management, has been derived from the historical balance sheets and statements of operations of the Company and ABNH in accordance with generally accepted accounting principles.

     The unaudited pro forma condensed consolidated financial information is not intended to represent and is not indicative of what the Company's results of operations actually would have been if the aforementioned transactions had been completed as of June 30, 1998, or as of the beginning of the periods indicated, or to project the Company's results of operations for any future period. The unaudited pro forma condensed consolidated financial information has been prepared by the Company and all calculations have been based upon assumptions deemed appropriate by the Company. Certain of these assumptions are set forth under the notes to the unaudited pro forma condensed consolidated balance sheet and the unaudited pro forma condensed consolidated statements of operations. These statements should be read in conjunction with the historical consolidated financial statements and the notes thereto of the Company included in the Company's latest annual report on Form 10-K and the Company's latest quarterly reports on Form 10-Q (including Form 10-Q for the quarter ended June 30, 1998).

American Banknote Corporation and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of June 30, 1998
(Dollars in thousands)

Assumes the Completion of the Offering and the Tender Offer as of June 30, 1998.

                                                           Pro Forma Adjustments   Pro Forma
                                      ABN       ABNH        ABNH        Tender        As
                                  Historical  Historical  Offering      Offer      Adjusted
ASSETS
Current assets
  Cash and cash equivalents (a)      $6,980       $399    $107,793 (1) ($71,305)(2)  $43,069
  Accounts receivable-net            57,947     14,134                                43,813
  Costs in excess of billings
    on uncompleted contracts          4,197                                            4,197
  Inventories                        47,526      8,036                                39,490
  Deferred taxes                      3,759        471                                 3,288
  Prepaid expenses and other         17,998        574                                17,424
                                   --------    -------    --------     --------     --------
    Total current assets            138,407     23,614     107,793      (71,305)     151,281

Property, plant and equipment, net  249,485      5,525                               243,960

Other assets                         26,324         51                   (1,048)(2)   25,225

Excess of cost of investment in
  subsidiaries over net assets
  acquired, net                      79,555      8,616                                70,939
                                   --------    -------    --------     --------     --------

                                   $493,771    $37,806    $107,793     ($72,353)    $491,405
                                   ========    =======    ========     ========     ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Revolving credit facilities        $9,872     $4,742                                $5,130
  Current portion of
   long-term debt                    13,416                                           13,416
  Accounts payable and                                      $3,500 (1)    ($605)(2)
    accrued expenses                 66,782      3,909       2,000 (1)      100 (2)   67,868
                                    -------    -------      ------     --------      -------
      Total current liabilities      90,070      8,651       5,500         (505)      86,414

Long-term debt                      295,229                             (70,000)(2)  225,229

Other liabilities                    19,372        480                                18,892

Deferred income taxes                28,640      1,556      24,850 (1)     (647)(2)   51,287

Minority interest                    19,202                                           19,202
                                   --------    -------    --------     --------     --------
                                    452,513     10,687      30,350      (71,152)     401,024

                                                            50,324 (1)
Stockholders' equity (3)             41,258     27,119      27,119 (1)   (1,201)(2)   90,381
                                   --------    -------    --------     --------     --------

                                   $493,771    $37,806    $107,793     ($72,353)    $491,405
                                   ========    =======    ========     ========     ========

(a) Includes approximately $25 million of excess proceeds the Company expects to reinvest in strategic acquisitions or assets in existing lines of business in accordance with the terms of the Indenture. To the extent the excess proceeds or any part thereof are not reinvested, the Company will make an additional offer to purchase the Notes utilizing such proceeds as required by the Indenture.

American Banknote Corporation and Subsidiaries
Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet
(Dollars in thousands)

Assumes the Completion of the Offering and the Tender Offer as of June 30, 1998.

(1) On July 20, 1998, the Company sold pursuant to the Offering its investment in ABNH. The following is a pro forma calculation of the gain on the sale of ABNH as of June 30, 1998, the date of unaudited pro forma condensed consolidated balance sheet.

     Net cash proceeds to Company from the Offering                $107,793
     Deduct:
        Carrying value of investment in ABNH            $27,119
        Estimated expenses of sale                        3,500      30,619
                                                        -------    --------
                 Pro forma gain on sale before taxes                 77,174

     Pro forma taxes on gain
        Current provision                        $ 2,000
        Deferred provision                        24,850
                                                 -------
          Total provision at statutory rates after
            adjustment for permanent differences                     26,850
                                                                    -------
                 Pro forma gain on sale after taxes                 $50,324
                                                                    =======

(2) On August 27, 1998, the Company offered to purchase up to $70 million aggregate principal amount of its outstanding Notes from the above proceeds. The following is a pro forma calculation of the effects of such Tender Offer and the extraordinary loss resulting from the early redemption of such debt as of June 30, 1998.

  Pro forma cash used to purchase Notes as of June 30, 1998
     Notes  purchased                                     $70,000
     Premium paid pursuant to the terms
        of the Notes indenture          1.0%                  700
     Accrued  interest  from June 1, 1998 (last date
        interest was paid) to June 30, 1998
        (pro forma date that the Senior
        Notes are purchased)           10.375%                605
                                                          -------
             Pro forma cash payment as of June 30, 1998   $71,305
                                                          =======

  Pro forma  transaction to reflect  purchase Notes as of June 30, 1998
     Long-term debt                                       $70,000
     Stockholders' equity                                   1,201
     Accrued interest                                         605
     Deferred taxes                                           647
     Cash                                                  (71,305)
     Other assets - (deferred  financing  expenses)         (1,048)
     Accounts payable and accrued expenses                    (100)

American Banknote Corporation and Subsidiaries
Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet - Continued (Dollars in thousands)

Assumes the Completion of the Offering and the Actual Tender Offer as of June 30, 1998.

  Charge to stockholders' equity consisted of the following components:
     Extraordinary loss on early redemption of debt
        Premium paid to purchase Notes                          $  700
        Estimated  expenses of Tender Offer                        100
        Unamortized  deferred  financing expense                 1,048
                                                                ------
        Pre tax loss on early redemption  of debt                1,848
        Tax  benefit at  statutory  rate          35%             (647)
                                                                ------
        Net charge to stockholders' equity                      $1,201
                                                                ======

(3) Stockholders' equity consist of the following:
                                                                Pro Forma
                                                        ABN         As
                                                     Historical  Adjusted
                                                     ----------  --------

        Preferred Stock                                    -           -
        Convertible Debentures                         $7,193      $7,193
        Common Stock                                      224         224
        Capital surplus                                79,143      79,143
        Retained earnings (deficit)                   (34,485)     14,638
        Unearned compensation                          (1,889)     (1,889)
        Treasury stock                                 (1,253)     (1,253)
        Cumulative translation adjustment              (7,675)     (7,675)
                                                      -------     -------
                                                      $41,258     $90,381
                                                      =======     =======

American Banknote Corporation and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Six Months Ended June 30, 1998 (Dollars in thousands, except per share data)

Assumes the Completion of the Offering and the Tender Offer as of January 1, 1998.

                                                                       Pro Forma
                                      ABN       ABNH (a)   Pro Forma       As
                                   Historical  Historical  Adjustments  Adjusted
Sales                              $164,006    $ 16,616                $147,390
                                   --------    --------                --------

Costs and expenses:
  Costs of goods sold               121,310       6,445                 114,865
  Selling and administration         26,620       2,758                  23,862
  Depreciation and amortization      11,817         584                  11,233
                                   --------    --------                --------
                                    159,747       9,787                 149,960
                                   --------    --------                --------

                                      4,259       6,829                  (2,570)
Other (expense) income:
  Interest expense                  (17,550)       (245)     $3,904 (b) (13,401)
  Other, net                            200         224                     (24)
                                   --------    --------    --------    --------
                                    (17,350)        (21)      3,904     (13,425)
                                   --------    --------    --------    --------
  Income (loss) before taxes
    on income (benefit) and
    minority interest               (13,091)      6,808       3,904     (15,995)

Taxes on income (benefit)            (4,134)      2,736       1,366 (b)  (5,504)
                                   --------    --------    --------    --------

  Income (loss) before
    minority interest                (8,957)      4,072       2,538     (10,491)

Minority interest                       310                                 310
                                   --------    --------    --------    --------

  Income (loss) from operations     ($9,267)     $4,072      $2,538    ($10,801)
                                   ========    ========    ========    ========

  Accreted interest of other
    equity security                   ($281)                              ($281)
                                   ========                            ========

  Income (loss) available for
    common stockholders             ($9,548)                           ($11,082)
                                   ========                            ========

  Income (loss) per share from operations:
    Basic                            ($0.45)                             ($0.52)
                                   ========                            ========
    Diluted                          ($0.45)                             ($0.52)
                                   ========                            ========

  Shares used in computing per share amounts:
    Basic                            21,130                              21,130
                                   ========                            ========
    Diluted                          21,130                              21,130
                                   ========                            ========

American Banknote Corporation and Subsidiaries
Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations For the Six Months Ended June 30, 1998
(Dollars in thousands)

Assumes the Completion of the Offering and the Tender Offer as of January 1, 1998.

(a) In July 1998, the Company received the proceeds from the Offering of approximately $107.9 million.

(b) On August 27, 1998, the Company offered to purchase up to $70 million aggregate principal amount of its outstanding Notes from the above proceeds.

    Pro forma aggregate principal amount of Notes purchased        $70,000
                                                                   -------

      Interest  expense on above Notes            10.375%           $3,631
      Amortization  of deferred financing costs                        121
                                                                   -------
      Pro forma pre tax interest  savings on Notes purchased         3,752
      Eliminate  intercompany  interest  expense  payable to ABNH      152
                                                                   -------
      Pro forma pre tax interest savings                            $3,904
                                                                   =======

      Tax effect of pro forma interest at statutory rate   35%      $1,366
                                                                    ======


(c) The pro forma does not give effect to either investing the excess proceeds of the Offering (approximately $25 million) in accordance with the Indenture or the purchase of Notes as required by the Indenture.

American Banknote Corporation and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Statement of Operations For the Year Ended December 31, 1997
(Dollars in  thousands,  except per share data)


Assumes the Completion of the Offering and the Tender Offer as of January 1, 1997.

                                                                       Pro Forma
                                     ABN       ABNH (a)   Pro Forma       As
                                  Historical  Historical  Adjustments  Adjusted
Sales                              $336,359     $30,915                $305,444
                                   --------     -------                --------

Costs and expenses:
  Costs of goods sold               229,812      11,912                 217,900
  Selling and administration         45,662       6,001                  39,661
  Goodwill amortization              22,937       1,136                  21,801
                                   --------     -------                --------
                                    298,411      19,049                 279,362
                                   --------     -------                --------

                                     37,948      11,866                  26,082
Other (expense) income:
  Interest expense                  (32,762)       (159)     $7,787 (b) (24,816)
  Other, net                            212       1,126                    (914)
                                   --------     -------     -------    --------
                                    (32,550)        967       7,787     (25,730)
                                   --------     -------     -------    --------
  Income before taxes on income
    (benefit) and minority interest   5,398      12,833       7,787         352

Taxes on income (benefit)            (1,435)      5,294       2,725 (b)  (4,004)
                                   --------     -------     -------    --------

  Income before minority interest     6,833       7,539       5,062       4,356

Minority interest                     2,993                               2,993
                                   --------     -------     -------    --------

  Income from operations             $3,840      $7,539      $5,062      $1,363
                                   ========     =======     =======    ========

  Accreted interest of other
    equity security                   ($171)                              ($171)
                                   ========                            ========

  Income available for
    common stockholders              $3,669                              $1,192
                                   ========                            ========

  Income per share from operations:
    Basic                             $0.18                               $0.06
                                   ========                            ========
    Diluted                           $0.18                               $0.06
                                   ========                            ========

  Shares used in computing per share amounts:
    Basic                            20,140                              20,140
                                   ========                            ========
    Diluted                          20,800                              20,800
                                   ========                            ========

American Banknote Corporation and Subsidiaries
Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations For the Year Ended December 31, 1997
(Dollars in thousands)


Assumes the Completion of the Offering and the Tender Offer as of January 1, 1997.

(a) In July 1998, the Company received the proceeds from the Offering of approximately $107.9 million.


(b) On August 27, 1998, the Company offered to purchase up to $70 million aggregate principal amount of its outstanding Notes from the above proceeds.

    Pro forma aggregate principal amount of Notes purchased        $70,000
                                                                   -------
      Interest  expense on above Notes             10.375%          $7,263
      Amortization  of deferred financing costs                        219
                                                                   -------
      Pro forma pre tax interest  savings on Notes purchased         7,482
      Eliminate  intercompany  interest  expense  payable to ABNH      305
                                                                   --------
      Pro forma pre tax interest savings                            $7,787
                                                                   ========

      Tax effect of pro forma interest at statutory rate    35%     $2,725
                                                                    ======

(c) The pro forma does not give effect to either investing the excess proceeds of the Offering (approximately $25 million) in accordance with the Indenture or the purchase of Notes as required by the Indenture.

(C) Exhibits

          99.1. Press Release issued by ABN on August 27, 1998.


                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, American Banknote Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         AMERICAN BANKNOTE CORPORATION


Date:     October 2, 1998                By: /s/ Patrick J. Gentile
                                         -----------------------
                                         Patrick J. Gentile
                                         Senior Vice President


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